UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 15, 2005


                          Golden Chief Resources, Inc.
                          ----------------------------


         Kansas                       0-12809                    48-0846635
(State of Incorporation)     (Commission File Number)   (IRS Employer ID Number)


              896 N. Mill Street, Suite 203 Lewisville, Texas 75057
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 219-8585
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.01   Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

On August 18, 2005 the Company filed a Form 8-K notifying of a change in the Company's independent accountant. At that time the Company had not received Bateman & Co., Inc., P.C.'s letter. The letter is included in this amended Form 8-K as an exhibit.

Item  9.01  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
            -------------------------------------------------------------------

(c)  EXHIBITS


Exhibit
Number          Description
------          -----------

 16.1 Letter from Bateman & Co., Inc., P.C. regarding change in certifying accountant.

Dated:  August  19,  2005


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     SIGNED on this the 19th day of August, 2005.

                                           Golden Chief Resources, Inc.


                                           By:  /s/ M. H. McIlvain
                                                ------------------------------
                                                    M. H. McIlvain, President